BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock iShares® Alternative Strategies V.I. Fund
BlackRock iShares® Dynamic Allocation V.I. Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated March 26, 2015
to the Prospectus of each Fund, dated April 30, 2014, as amended August 29, 2014

Effective March 31, 2015, iShares Commodities Select Strategy ETF has been added as an eligible underlying fund for the Funds.

The section in the Prospectus of each Fund entitled “Details about the Fund—Information About the ETFs” is hereby amended to add the below to the subsection entitled “ETFs.”

Fund Name	Investment Objective and Principal Investment Strategies
iShares Commodities Select Strategy ETF	The fund seeks total return by providing investors with broad commodity exposure. The fund seeks to achieve its investment objective by investing in a combination of exchange-traded commodity futures contracts, exchange-traded options on commodity-related futures contracts and exchange-cleared commodity-related swaps and commodity-related equity securities, thereby obtaining exposure to the commodities markets. The fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Shareholders should retain this Supplement for future reference.

PRO-VAR-IS-0315SUP